Morgan Stanley Variable Investment Series - Limited
Duration Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	 MetLife Global Funding Inc.,
1.500% due 1/10/2018
Purchase/Trade Date:	  1/3/2013
Offering Price of Shares: $99.478
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.022
Percentage of Fund's Total Assets: 0.56
Brokers: Barclays Capital Inc., JP Morgan Securities LLC,
UBS Securities LLC, Jefferies & Company, Inc., Mizuho
Securities USA Inc., US Bancorp Investments, Inc.
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Intesa SanPaolo SPA 3.875% due
1/16/2018
Purchase/Trade Date:	  1/7/2013
Offering Price of Shares: $99.851
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.42
Brokers: Banca IMI S.p.A., Goldman Sachs & Co., JP
Morgan Securities Inc., Morgan Stanley & Co. LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Penske Truck Leasing Company LP
2.875% due 7/17/2018
Purchase/Trade Date:	  1/14/2013
Offering Price of Shares: $99.783
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $45,000
Percentage of Offering Purchased by Fund: 0.009
Percentage of Fund's Total Assets: 0.09
Brokers: BofA Merrill Lynch, JP Morgan, Wells Fargo
Securities, Comerica Securities, Deutsche Bank Securities,
Fifth Third Securities, Inc., Huntington Investment
Company, Mitsubishi UFJ Securities, Mizuho Securities,
PNC Capital Markets LLC, RBS, Santander, SMBC Nikko,
US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Canadian Imperial Bank of
Commerce 1.550% due 1/23/2018
Purchase/Trade Date:	  1/17/2013
Offering Price of Shares: $99.919
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $80,000
Percentage of Offering Purchased by Fund:  0.011
Percentage of Fund's Total Assets: 0.17
Brokers: Citigroup, CIBC, JP Morgan, Wells Fargo
Securities, Barclays, BofA Merrill Lynch, Credit Suisse,
Deutsche Bank Securities, Goldman, Sachs & Co., HSBC,
Morgan Stanley, UBS Investment Bank
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	PNC Bank, National Association
0.800% due 1/28/2016
Purchase/Trade Date:	  1/23/2013
Offering Price of Shares: $99.979
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 0.52
Brokers: Morgan Stanley, Citigroup, Goldman, Sachs &
Co., PNC Capital Markets LLC
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	General Mills Inc. 0.875% due
1/29/2016
Purchase/Trade Date:	  1/28/2013
Offering Price of Shares: $99.982
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $120,000
Percentage of Offering Purchased by Fund: 0.048
Percentage of Fund's Total Assets: 0.25
Brokers: Credit Suisse, Deutsche Bank Securities, JP
Morgan, BofA Merrill Lynch, Barclays, Citigroup, BNP
Paribas, Goldman, Sachs & Co., Guzman & Company,
Mitsubishi UFJ Securities, Morgan Stanley, Wells Fargo
Securities
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	ING U.S. Inc. 2.900% due 2/15/2018
Purchase/Trade Date:	  2/6/2013
Offering Price of Shares: $99.824
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.26
Brokers: Deutsche Bank Securities, JP Morgan, RBC
Capital Markets, SunTrust Robinson Humphrey, ING,
BNY Mellon Capital Markets, LLC, BofA Merrill Lynch,
Citigroup, Barclays, Credit Suisse, Goldman, Sachs & Co.,
Morgan Stanley, UBS Investment Ban, US Bancorp, BNP
Paribas, Credit Agricole CIB, Lloyds Securities, Mitsubishi
UFJ Securities, nabSecurities, LLC, PNC Capital Markets
LLC, Scotiabank, Standard Chartered Bank, The Williams
Capital Group, L.P., Wells Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Cardinal Health Inc. 1.700% due
3/15/2018
Purchase/Trade Date:	  2/19/2013
Offering Price of Shares: $99.840
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $320,000
Percentage of Offering Purchased by Fund: 0.080
Percentage of Fund's Total Assets: 0.67
Brokers: Merrill Lynch, Deutsche Bank Securities, UBS
Investment Bank, Barclays, HSBC, Mitsubishi UFJ
Securities, Morgan Stanley, Wells Fargo Securities
Purchased from: UBS
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Freeport-McMoRan Copper & Gold
Inc. 2.375% due 3/15/2018
Purchase/Trade Date:	  2/28/2013
Offering Price of Shares: $99.990
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $60,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.13
Brokers: JP Morgan Securities, Merrill Lynch, Pierce,
Fenner & Smith Incorporated, BNP Paribas Securities
Corp., Citigroup Global Markets Inc., HSBC Securities
(USA), Inc., Mizuho Securities USA Inc., Scotia Capital
(USA) Inc, SMBC Nikko Capital Markets Limited, BMO
Capital Markets Corp., CIBC World Markets Corp., RBC
Capital Markets, LLC, Santander Investment Securities
Inc., Standard Chartered Bank, TD Securities (USA) LLC,
US Bancorp Investments, Inc.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Freddie Mac FHLMC Series K-502
A2 1.426% due 8/25/2017
Purchase/Trade Date:	  3/1/2013
Offering Price of Shares: $101.998
Total Amount of Offering: $732,200,000
Amount Purchased by Fund: $245,000
Percentage of Offering Purchased by Fund:  0.033
Percentage of Fund's Total Assets: 0.52
Brokers: Barclays, JP Morgan, BofA Merrill Lynch, Credit
Suisse, Jefferies, Morgan Stanley
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Allergan Inc. 1.350% due 3/15/2018
Purchase/Trade Date:	  3/7/2013
Offering Price of Shares: $99.793
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $80,000
Percentage of Offering Purchased by Fund: 0.032
Percentage of Fund's Total Assets: 0.17
Brokers: Goldman, Sachs & Co., BofA Merrill Lynch,
Citigroup, JP Morgan, Morgan Stanley, Wells Fargo
Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Ford Credit Auto Lease Trust A3
0.600% due 3/15/2016
Purchase/Trade Date:	  3/12/2013
Offering Price of Shares: $99.990
Total Amount of Offering: $344,000,000
Amount Purchased by Fund: $210,000
Percentage of Offering Purchased by Fund: 0.061
Percentage of Fund's Total Assets: 0.44
Brokers: Credit Agricole Securities, Goldman, Sachs &
Co., JP Morgan, Morgan Stanley
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Goldcorp Inc. 2.125% due 3/15/2018
Purchase/Trade Date:	  3/13/2013
Offering Price of Shares: $99.526
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.035
Percentage of Fund's Total Assets: 0.37
Brokers: BofA Merrill Lynch, HSBC, Morgan Stanley,
Citigroup, JP Morgan, BMO Capital Markets, CIBC, RBC
Capital Markets, Scotiabank, TD Securities, Goldman,
Sachs & Co., Mitsubishi UFJ Securities, RBS, SMBC
Nikko
Purchased from: HSBC Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: John Deere Owner Trust A-3 0.60%
due 3/15/2017
Purchase/Trade Date:	  4/3/2013
Offering Price of Shares: $99.997
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $475,000
Percentage of Offering Purchased by Fund: 0.190
Percentage of Fund's Total Assets: 1.01
Brokers: Citigroup, Barclays, Deutsche Bank Securities,
BofA Merrill Lynch, Mitsubishi UFJ Securities
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Fannie Mae Class ASQ2 0.59483%
due 8/25/2015
Purchase/Trade Date:	  4/15/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $453,061,544
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 0.48
Brokers: Citigroup, RBS, Morgan Stanley
Purchased from: RBS Securities Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	QBE Insurance Group Ltd. 2.400%
due 5/1/2018
Purchase/Trade Date:	  4/24/2013
Offering Price of Shares: $99.817
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 0.43
Brokers: Barclays Capital Inc., Morgan Stanley & Co. LLC
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Barrick Gold Corp2.500% due
5/1/2018
Purchase/Trade Date:	  4/29/13
Offering Price of Shares: $99.865
Total Amount of Offering: $650,000,000
Amount Purchased by Fund: $215,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 0.46
Brokers: Citigroup Global Markets Inc., JP
MorganSecurities LLC, Morgan Stanley & Co. LLC, RBC
Capital Markets, LLC, HSBC Securities (USA) Inc., UBS
Securities LLC, BMO Capital Markets Corp., CIBC World
Markets Corp., Scotia Bank (USA) Inc., TD Securities
(USA) LLC, Barclays Capital Inc., BNP Paribas Securities
Corp., Deutsche Bank Securities Inc.,Goldman, Sachs &
Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
RBS Securities Inc., Standard Chartered Bank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Northeast Utilities 1.450% due
5/1/2018
Purchase/Trade Date:	  5/8/2013
Offering Price of Shares: $99.933
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.058
Percentage of Fund's Total Assets: 0.38
Brokers: BofA Merrill Lynch, Goldman, Sachs & Co., JP
Morgan, Mitsubishi UFJ Securities, Wells Fargo Securities,
TD Securities, US Bancorp
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Glencore Fund LLC 1.700% due
5/27/2016
Purchase/Trade Date:	  5/22/2013
Offering Price of Shares: $99.959
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $230,000
Percentage of Offering Purchased by Fund: 0.023
Percentage of Fund's Total Assets: 0.50
Brokers: Merrill Lynch, Pierce, Fenner & Smith
Incorporated, BNP Paribas Securities Corp., Credit Suisse
Securities (USA) LLC, RBS Securities Inc., ANZ
Securities, Inc., Mitsubishi UFJ Securities (USA), Inc.,
SMBC Nikko Capital Markets Limited, TD Securities
(USA) LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 EMC Corporation 1.875% due
6/1/2018
Purchase/Trade Date:	  6/3/2013
Offering Price of Shares: $99.943
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.011
Percentage of Fund's Total Assets: 0.61
Brokers: BofA Merrill Lynch, Citigroup, JP Morgan,
Barclays, Deutsche Bank Securities, Goldman, Sachs &
Co., Morgan Stanley, RBS, UBS Investment Bank, Wells
Fargo Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Baxter International Inc. 1.850%
due 6/15/2018
Purchase/Trade Date:	  6/4/2013
Offering Price of Shares: $99.990
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.33
Brokers: JP Morgan, BofA Merrill Lynch, Citigroup, Credit
Suisse, Deutsche Bank Securities, RBS, UBS Investment
Bank, Barclays, HSBC, Mitsubishi UF Securities, Mizuho
Securities, TD Securities, BNY Mellon Capital Markets
LLC, Danske Markets Inc.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Rio Tinto Finance (USA) PLC
1.375% due 6/17/2016
Purchase/Trade Date:	 6/14/2013
Offering Price of Shares: $99.708
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.28
Brokers: BNP Paribas, JP Morgan, Morgan Stanley, Credit
Suisse, RBS, Bank of China, Santander, Scotiabank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Ingersoll-Rand Global Holding Co.
2.875% due 1/15/2019
Purchase/Trade Date:	  6/17/2013
Offering Price of Shares: $99.850
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $115,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 0.25
Brokers: Citigroup Global Markets Inc., Goldman, Sachs &
Co., JP Morgan Securities LLC, Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Deutsche Bank Securities
Inc., Mizuho Securities USA Inc., BNP Paribas Securities Corp., BNY Mellon Capital Markets, LLC, Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC, RBS Securities Inc., Santander Investment Securities Inc., Scotia Capital (USA) Inc., Standard Chartered Bank, The
Williams Capital Group, L.P.
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.